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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04963

The Berwyn Funds

(Exact name of registrant as specified in charter)

1189 Lancaster Avenue Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip code)

Kevin M. Ryan

The Killen Group, Inc.     1189 Lancaster Avenue     Berwyn, PA 19312

(Name and address of agent for service)

Registrant's telephone number, including area code:	(610) 296-7222

Date of fiscal year end:	December 31, 2015

Date of reporting period:	June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE BERWYN FUNDS

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

SEMI-ANNUAL REPORT

JUNE 30, 2015 | (UNAUDITED)

NO LOAD MUTUAL FUNDS

Shareholder Services
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707 | Cincinnati, Ohio 45246-0707
1 (800) 992-6757
www.theberwynfunds.com

THE BERWYN FUNDS TABLE OF CONTENTS

THE BERWYN FUNDS

2015 Semi-Annual Report

The Berwyn Funds

Letter from the President

July 30, 2015

Dear Shareholder:

The first half of 2015 was a difficult period for investors in The Berwyn Funds as value investing lost favor to more glamorous sectors of the stock market. It is important to note that in previous market cycles, chasing momentum has generally resulted in disappointing outcomes.

In the past six months, the global macroscopic environment has been complex. Negotiations between Greece and Eurozone leaders dragged on, as did the negotiations between Iran and “P5+1”. Each of these politically and economically charged situations created volatility in the financial markets. In China, despite a slowing economy, the Shanghai Index rose over 60 percent in value before plummeting in the last two weeks of June. World commodity prices continued to plunge and interest rates see-sawed, but generally moved higher.

Since the stock market’s meltdown in 2008-2009, investors have had the trend of a bull market to lift their asset values to new heights. However, early last year, valuations began to approach those normally associated with a fully priced stock market, having limited upside potential. Nevertheless, large-cap stocks, as measured by the Standard & Poor’s 500 (S&P 500), were able to register another gain in 2014. Until 2014, the stock market advance encompassed all stock groups, but early last year, internal divergences began to develop. Small-cap stocks lagged large-cap stocks, biotechnology stocks soared to seemingly unsustainable valuations and then a fundamental change in the macroeconomic picture occurred when the dollar rose sharply against most foreign currencies. The relative strength of the dollar was instrumental in causing the sharp decline in oil prices. In fact, dollar strength accelerated and deepened the drop in commodity prices, a trend that had begun in 2008.

The market’s internal discord continued into the first six-months of 2015. Corporate earnings reports have been erratic and the stock market has been ruthless in “punishing” the stock prices of companies that fail to meet investors’ expectations. In general, small-cap stocks continued their malaise and the Dow Jones Transportation Average, on a total return basis, fell 10.90 percent in the first half of 2015. Stocks involved in basic materials, energy and other commodities were brutalized and prices in these sectors seemed to have reached the “silly stage.” While the U.S. dollar appears to have peaked in March, whether or not it resumes its upward trend cannot be determined. In part, the volatility that occurred in individual stocks during the six-month period was masked by the performances of the Dow Jones Industrial Average (DJIA) and the S&P 500, which gained 0.03 percent and 1.23 percent, respectively.

As we begin the second half of 2015, it is possible that the decline in commodity prices has reached an extreme that is now reaching an inflection point. Although it is premature to draw that conclusion, the more recent drop in the commodity indices is more a consequence of weakness in precious metal prices (gold, platinum, silver, etc.) than in industrial materials (copper, lumber, natural gas, oil, etc.). Increases in the prices of aluminum, coal, copper, iron ore, natural gas, oil and palladium would be a positive development for our investment portfolios.

The Berwyn Income Fund, largest of our three funds, currently holds a large portfolio of short to medium term bonds, dividend paying stocks and cash that it intends to deploy opportunistically. In my opinion, the stock portion of this portfolio does have the potential to provide meaningful capital appreciation. The Berwyn Fund, now in its thirty-first year of operation, has been repositioning its portfolio after a disappointing performance in 2014. Finally, the Berwyn Cornerstone Fund’s portfolio, although diversified, contains a number of commodity based investments that have unusually high potential, in my opinion, due to the depressed conditions in the commodity markets.

Our investment team is invigorated and determined to improve our performance in the second half of this year as we continue to implement our philosophy of buying undervalued securities. Finally, I wish to thank all of our shareholders for their continued confidence and loyalty to The Berwyn Funds.

Sincerely,

Robert E. Killen
 President

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in The Berwyn Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other information about the Funds and should be read before investing. The Funds’ prospectus may be obtained by downloading it from the Funds’ web site (www.theberwynfunds.com) or by calling 1-800-992-6757.

The President’s Letter seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The opinions and views expressed are as of the date of the Letters.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS

2015 Semi-Annual Report

Berwyn Fund

a series of The Berwyn Funds

July 30, 2015

Dear Berwyn Fund Shareholder:

The Berwyn Fund (BF) closed the first half of the year with a net asset value per share of $31.28, down 2.95 percent from the end of the first quarter. Helped by the speculation in biotech stocks, the Russell 2000 rose 0.42 percent for the quarter, while the more senior indices, the Dow Jones Industrial Average (DJIA) and Standard & Poor’s 500 Index (S&P 500) were down 0.29 percent and up 0.28 percent, respectively.

For the six-month period ended June 2015, BF lost 1.60 percent in net asset value per share as compared to a 4.75 percent increase for the Russell 2000. The DJIA and S&P 500 gained 0.03 percent and 1.23 percent, respectively. All performance figures are on a total return basis.

The market averages for both periods were distorted by the performance of biotech stocks which have soared in value in recent years. The S&P Biotech ETF has risen 12.05 percent, 35.66 percent and 65.29 percent for the three-month, six-month and twelve-month periods, respectively, ended June 2015.

A brief examination of the leading biotech stocks suggests that, in our opinion, the speculation in this sector has reached an irrational level. Anacor Pharmaceuticals (ANAC) has the heaviest weighting in the S&P Biotech ETF and trades at $149 per share, at the time of this writing. Despite its lofty price, ANAC has never been profitable. In 2014 the company lost $2.06 per share and is expected to lose $1.07 this year. The stock with the second largest weighting is Radius Health (RDUS). RDUS sells at $78 per share, lost $4.04 per share in 2014 and is expected to lose $2.12 per share this year. Finally, Exelixis (EXEL), with the third largest weighting in the ETF, began the year trading at $1.44 and is now selling at $5.73 per share. EXEL lost $1.38 per share last year and is expected to lose $0.85 per share this year.

In the first half of the year, Hooker Furniture (HOFT) was BF’s best performing stock, rising 46.24 percent. HOFT has been a long-term holding and although we have recently taken profits in the stock, it remains a significant part of the portfolio. KMG Chemicals (KMG), a leader in the manufacture of high purity chemicals for the semiconductor industry, rose 27.20 percent. Like HOFT, we have taken some profits in KMG, but continue to hold a meaningful position. KMG’s relatively new management team has made some impressive changes in their operating platform, including a recent acquisition which diversified them into a specialty valve lubricant business. Vonage (VG), a telecommunications company, was the third best contributor in the six-month period, rising 28.87 percent. VG has a new CEO, Alan Masarek, who arrived in November 2014 and is accelerating the company’s change in strategy to focus on small businesses, as opposed to individuals, for growth.

The three stocks having the worst impact on the Fund’s performance were: Leapfrog Enterprises (LF), Unisys (UIS) and Gulf Island Fabrication (GIFI). LF, a developer of children’s educational toys, has been faced with declining sales and continuing losses. Consequently, we have eliminated LF from BF’s portfolio. UIS, a global information technology services and solutions company, has been engaged in a seemingly endless “turnaround.” Under its previous CEO, Ed Coleman, the company had recorded some impressive results, which proved to be unsustainable. Now, under Peter Altabef’s leadership, the company is being restructured. Thus far, we have been patient with UIS, as it has more than one defendable business segment, however, we will not be adding to this position until tangible results from the new strategy are evident. GIFI, a fabricator of offshore oil rigs, has an attractive fixed asset base, but in our opinion, a mediocre management team, operating in what is now a very difficult industry. We have reduced our ownership in GIFI and will continue to exit the stock during the third quarter.

In our opinion, the equity markets have been fairly priced since the beginning of 2014. True, as described above in our discussion of biotech stocks, there have been areas of excess, but we believe the majority of stocks have been trading with valuations that reflect a low interest rate environment, in an economy with reasonable growth prospects. The sharp rise in the relative strength of the dollar, followed by the collapse in oil prices, and an acceleration in the decline of commodity prices, have had a disruptive effect upon the global economy for the past three quarters. Our sense is that the decline in commodity prices has reached the “give-up” stage and that actions have been taken to bring the supply and demand in these industries back into balance. Future changes in the dollar’s relative strength are more difficult to judge at this time. Nevertheless, we continue to look for long-term values while mindful of the dynamic economic changes occurring throughout the world and their effect upon BF’s portfolio and candidate investments.

Caught between the belief that we are approaching the end of a commodity price trend that began in 2008 and the need to mitigate the effects of the aforementioned currency and commodity price movements in the near-term, we have made changes to the portfolio that, in our opinion, maintain the Fund’s ability to advance in the immediate future and longer term. For example, we continue to own Graham Manufacturing (GHM), which manufactures large machined products for the chemical, oil refinery and nuclear power industries. GHM more than doubled in price after our initial purchases and we took some profits prior to the drop in oil prices. However, the strength of the dollar, coupled with lower oil company capital expenditures, has impacted GHM’s near term revenues. Although now depressed, GHM’s growth should reignite as the foreign currency and commodity markets stabilize. As events unfold, we may find it opportune to rebuild our position in GHM.

We believe the macroeconomic events of the past nine-months have created values in the small-cap market. At this time, we are utilizing our long-term experience and value oriented research process to capitalize on the market’s volatility.

Thank you for your continued confidence.

Sincerely,
The Killen Group, Inc.

Fund Performance for Periods Ended 6/30/15 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Fund	-5.94%	14.07%	7.38%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Fund for the year ended 12/31/14, as reflected in BF’s prospectus, was 1.17%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BF’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment
in Berwyn Fund and Russell 2000 Index

THE BERWYN FUNDS

2015 Semi-Annual Report

Berwyn Income Fund

a series of The Berwyn Funds

July 30, 2015

Dear Berwyn Income Fund Shareholder:

Total return to shareholders of the Berwyn Income Fund (BIF) for the second quarter of 2015 was -1.59 percent. BIF paid a dividend of $0.064 per share from net investment income, down from the $0.088 paid in last year’s second quarter and slightly lower than this year’s first quarter dividend. BIF’s second quarter performance finished between the total returns of its two reference bond indices, the Citigroup Broad Investment Grade Bond Index (BIG) -1.66 percent and the Merrill Lynch High Yield Master II Index (MLHYMII) -0.05 percent. The Fund’s performance did trail its third reference index, the Lipper Income Fund Index -0.73 percent return which, like BIF, has an equity component.

For the six months ended June 30, 2015, BIF posted a total return of -1.08 compared to the BIG, which fell 0.06 percent, and the MLHYMII, which rose 2.49 percent. BIF also underperformed the Lipper Income Fund Index, which had a six month total return of 0.84 percent.

This quarter marked BIF’s worst twelve-month period of relative performance in more than ten years. Historically, BIF’s performance has been primarily dictated by two key factors. The first factor is individual security selection. The second factor is asset allocation. As managers, we attempt to add value on both fronts. BIF’s historical track record has been a consequence of the Fund’s ability to avoid making more than one significant mistake in any one time period, and not because our manager’s performance has been error-free. Furthermore, it has been very rare when the Fund’s individual security selection detracted from performance at the same time that the Fund’s asset allocation was out-of-favor. During the past twelve months, our patience with two individual holdings, Cliffs Natural Resources and Peabody Energy, did not reward us or our shareholders. In addition, the Fund’s cautious stance towards both credit and duration risk in the fixed income markets hurt performance.

To put the virtues of BIF’s strategic approach into the proper context, it is important to note that in the Fund’s worst twelve-month period (July, 2014 to June, 2015), BIF underperformed the Lipper Income Fund Universe and the Morningstar Conservative Allocation Category Average by less than 200 basis points. In BIF’s best twelve-month period of relative performance, (April, 2008 – March, 2009), the fund outperformed each of these indices by nearly 1,000 basis points. It is our intention to continue to manage BIF from the perspective of risk versus reward and to avoid, or mitigate, any major dislocations in the fixed income markets in order to protect BIF’s net asset value per share.

From the standpoint of asset allocation, BIF has been as conservatively positioned as at any time in the Fund’s history. We have avoided the temptation to invest in higher yielding, but lower quality issues in the fixed income sector of the portfolio. Instead, we have focused on maintaining the flexibility to use our cash opportunistically. We continue to believe this strategy to be the correct course of action for the near and intermediate term and on a daily basis we are consumed to avoid portfolio losses.

In the second quarter, BIF experienced strong gains from several individual equity positions. Long-term holding Ennis Business Forms (EBF) rallied more than 30 percent as higher margins from their print business products drove solid earnings results. Sony Corp. (SNE) continued to perform well and was up roughly 6 percent, closing the quarter above $30 per share. Sony benefitted from strong demand for its image sensors used in smart phones. Medical products maker Cryolife (CRY), cruise-line operator Carnival Corp. (CCL) and brewer Carlsburg (CABGY) were also solid contributors this quarter. Each of these holdings is relatively new to the Fund, having been purchased within the past 24 months.

Despite significantly reduced weightings, commodity-sensitive holdings continued to negatively impact BIF’s performance. Peabody Energy (BTU) was the Fund’s primary laggard. BTU convertible bonds cost the fund roughly 50 basis points in the second quarter and, at the time of this writing, comprised less than 0.25 percent of the total fund. BIF’s only other Energy related holding, Chesapeake Energy (CHK), also experienced losses and detracted roughly 30 basis points from performance. Other laggards included long-term equity winners, such as Corning (GLW), Pitney Bowes (PBI) and GlaxoSmithKline (GSK). Each of these stocks declined between 10 and 13 percent over the past three months.

In summary, a few individual holdings and an underweighting to high yield bonds offset the Fund’s ability to produce better results this quarter. BIF’s corporate bond portfolio (excluding convertible bonds) declined a modest 0.72 percent, in the face of higher Treasury rates. We remain encouraged by the performance of recent additions to the Fund and the Fund’s ability to respond to volatility in the months ahead.

FIXED INCOME

Finding value in fixed income securities continues to be difficult. The interest rates of government and corporate debt across the globe are historically low and have fallen – in some extreme cases – to negative territory. Conversely, bond prices remain near historic highs. In addition to being expensive, the bond market is becoming less liquid as banks, under regulatory pressure, shrink their balance sheets and retail sentiment becomes a more important factor in the marketplace. Since many fixed income investors have not been in an environment of sustained declines in bond prices, a trend of rising interest rates could create significant market volatility. For example, U.S. Treasury rates rose this quarter, and the impact on their underlying bond prices was far from minor. Long-bond yields, as measured by the 30-year U.S. Treasury bond, moved up about 60 basis points from 2.54 percent at the end of March to 3.12 percent at the end of June. At its lowest point, long Treasury bond prices had declined by more than 11 percent. Admittedly, this is one example in a rather short time period, but the point remains that even modest interest rate volatility can result in sharp bond price movements.

The Killen Group’s investment process does not attempt to predict the direction of interest rates over the short or long term. We are required, however, to balance the risk and reward inherent in each security owned in the Fund. While interest rates could stay low for an extended period of time, we believe that the potential for loss in many bonds, because of the market’s current interest-rate sensitivity, presents an unappealing balance of high risk and low potential total return. The portfolio’s cautious stance with regard to bonds may turn out to be incorrect, but the rationale is consistent with our willingness to avoid risk in the face of rising asset prices.

Despite the decline in long-dated U.S. Treasury bond prices, most high-yield bond indexes barely moved. High yield bond prices remained relatively steady as credit spreads tightened. We believe that many fixed-income investors, desperate for higher yield, are eager to assume relatively high levels of both credit and interest rate risk. Some are willing to pay significant premiums for very low single-digit yields. We contend that the payment received (yield and potential total return) for assuming such high levels of total risk, is far too low. It is quite possible that the modest coupons received will be unable to make-up for a potential price decline from a sustained increase in rates or a widening of credit spreads. We will continue to be selective in terms of identifying individual, high-yielding fixed income securities to add to the Fund’s portfolio.

ASSET ALLOCATION

BIF closed the quarter with 22 percent of its assets in common stocks. BIF’s stock weighting is the lowest in nearly seven years. The Fund’s total fixed income weighting is 59 percent, which includes 13 percent in convertible bonds. However, the quarter-over-quarter increase in fixed income securities is related to an increase in short term corporate investments as opposed to money market funds. Short term investments plus cash was over 40 percent.

Avoiding risk is rarely appreciated in the short term as the markets grind higher. Currently, the Fund is positioned in a way that is even more defensive than normal in several regards. In general, the Fund is underweight fixed income investments. Second, the Fund has little exposure to lower credit quality (i.e. high yield bonds) and high interest rate sensitive (long duration) securities. Third, the Fund is slightly underweight its historical 25 percent equity allocation average. As a result, the Fund has a much higher than normal cash balance. This positioning has and could continue to temper relative results if asset prices continue to rise, but could prove beneficial if prices fall.

BIF’s asset allocation is the result of our bottom-up value process. In broad terms, we believe that low rates of interest, high bond prices and above normal equity valuations are unappealing. We do not believe that the current market valuation for many individual securities justifies the risk an investor is required to assume to purchase them. We believe that at some point there will be volatility in the income markets. This volatility can be demonstrated through interest rates increasing or corporate credit spreads widening. In either case, we have positioned the Fund to allow us to invest opportunistically, if and when this volatility does appear. In the meantime, we continue to believe that our investment process, which has been tested over multiple market cycles, can lead us to positive risk-adjusted results in the future.

CONCLUSION

BIF’s total assets ended the quarter at $2.2 billion. As a result of the Fund’s recent underperformance, BIF experienced steady outflows in 2015. The Fund’s ample cash balance, however, allows us to manage these outflows without altering our investment decisions.

BIF’s objective is to provide current income while seeking to preserve capital by taking, in our opinion, reasonable investment risks. Although our interpretation of “reasonable risk” may lead the fund to underperform in certain periods, over the longer term we believe that we can provide solid risk-adjusted returns.

Our team is working hard to reward the trust that you have placed in us.

Very truly yours,
The Killen Group, Inc.

Fund Performance for Periods Ended 6/30/15 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Income Fund	-2.12%	7.23%	7.18%
Performance data quoted represents past performance. Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BIF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Income Fund for the year ended 12/31/14, as reflected in BIF’s prospectus, was 0.64%. Returns for BIF are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends and distributions. The returns shown do not include the deduction of taxes a shareholder may pay on Fund distributions or the redemption of Fund shares.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment in
Berwyn Income Fund, Citigroup Broad Investment Grade Bond Index (BIG)
and Merrill Lynch High Yield Master II Index (MLHYMII)

Comparison of the Change in Value of $10,000 Investment in
Berwyn Income Fund and Lipper Income Fund Index (LII)

THE BERWYN FUNDS

2015 Semi-Annual Report

Berwyn Cornerstone Fund

a series of The Berwyn Funds

July 30, 2015

Dear Berwyn Cornerstone Fund Shareholder:

The Berwyn Cornerstone Fund (BCF) closed the first half of the calendar year with a net asset value per share of $14.61, as compared to $15.83 at the end of December 2014. Total return for the six-month period ended June 2015 was -7.71 percent. The total return for BCF’s primary benchmarks during the six-month period, the Standard & Poor’s 500 (S&P 500) and the Standard & Poor’s Midcap 400 was 1.23 percent and 4.20 percent, respectively.

Although the S&P 500 registered positive performance in the first six-months, the gain was primarily attributable to only two sectors, health care and consumer discretionary, as five of the ten sectors declined in price. Interestingly, the worst performing sector was utilities. The popularity of the health care and retail sectors has driven their valuations to levels that are normally regarded as “fully priced.” Indeed an examination of leading biotechnology (a sub-set of health care) stock performers indicates extreme speculation, in our opinion, with stocks selling for hundreds of dollars per share that are losing money and have little to no revenues. In particular, the speculation in biotechnology stocks is distorting various indices, including the Russell 2000.

In BCF, our best performer in the first half of 2015 was Sony (SNE), which offers communication, entertainment and information technology products to consumers. SNE has been benefiting from a new management team that is redefining the Japanese corporate culture by closing unprofitable operations and reducing head count, when necessary. Sony’s stock price rose 38.66 percent during the period. Carnival Cruise Lines (CCL) rose 10.16 percent in 2015’s first half, benefiting from lower fuel prices and a strong dollar. Under a new management team, CCL is also cutting costs by consolidating functions amongst its various divisions. Our third best contributor to performance was Quest Diagnostics (DGX), a health care company that advanced 9.23 percent. DGX owns and operates a nationwide chain of diagnostic centers and laboratories whose business has accelerated as a consequence of the Affordable Care Act.

The worst performing stock in the portfolio was Peabody Energy (BTU), the largest independent coal company in the world. In June 2008 the stock traded at an all-time high, $88.69. Our cost basis in BTU is $13.34, which appears to be a bargain compared to its all time high, however, with metallurgical coal prices falling on world markets, domestic competition from natural gas, and a host of other issues, BTU stock finished the first half of this year at $2.19. BTU has a significant amount of debt that was a consequence of its expansion into Australia. In spite of this negative aspect, we believe that BTU can rebound as coal prices stabilize and it continues its cost cutting program.

During the second quarter, we sold Intel (INTC), which had been a solid contributor to the Fund over the past several years. In addition, we added General Motors (GM) and Gamestop (GME) to BCF. GM is selling at a low price-to-earnings ratio that does not reflect the strengths of this reinvigorated icon, in our opinion. The success of the company’s efforts to establish Cadillac as a leading brand in China, repositioning the Opel/Vauxhall brand in Europe, closing its Russian operations and focusing on fewer brands domestically have created a more profitable enterprise with the potential for generous shareholder rewards. GME is a global retailer of electronic game and PC entertainment software. GME trades at a reasonable valuation and generates a significant amount of free cash flow that it is using to develop other retail concepts.

At the beginning of 2014, it appeared that although the equity markets were fairly valued, low interest rates were a strong force, likely to propel global economies to a higher level. When a drop in the price of oil began to manifest itself in August 2014, prevailing wisdom suggested that this was an added “tailwind” to continued economic growth. Unfortunately, this has not been the case. In fact, it has now become clear that oil is just one of many global commodities and manufactured basic materials that are in oversupply. With growth in China apparently slowing, an excess of manufacturing capacity in the aluminum, copper and steel industries has become evident. While some industries have benefited from the decline in oil prices, in the near to intermediate term, it has become a disruptive force as oil and gas exploration companies and corporations in related businesses have slashed their capital expenditure budgets, laid-off employees and implemented other cost saving measures.

In the past year, we believe the stock market has been discounting the effects of both the strong dollar and weak commodity prices and we have been repositioning BCF to take advantage of these developing opportunities. Clearly, as reflected in this year’s first half loss, we have been early, often a characteristic of value investors. At this juncture, we believe that the collapse in commodity prices is climaxing and, if true, BCF’s performance in the second half of 2015 should be a beneficiary of this phenomenon.

Thank you for your investment in BCF.

Very truly yours,
The Killen Group, Inc.

Fund Performance for Periods Ended 6/30/15 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Cornerstone Fund	-12.24%	9.94%	5.38%
Performance data quoted represents past performance. Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BCF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The total and net expense ratios for Berwyn Cornerstone Fund for the year ended 12/31/14, as reflected in BCF’s prospectus, were 1.70% and 1.27%, respectively. The Advisor has contractually agreed until at least May 1, 2016 to waive management fees and/or reimburse other operating expenses so that BCF’s total annual operating expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.25% of its average daily net assets. Fee waivers and/or expense reimbursements by the Advisor have positively impacted BCF’s performance. Without such waivers and/or reimbursements, performance would have been lower. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes a shareholder may pay on Fund distributions or the redemption of Fund shares.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment in
Berwyn Cornerstone Fund, S&P 500 Index and S&P Mid-Cap 400 Index

BERWYN FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

COMMON STOCKS — 90.7%	Shares	Value
CONSUMER DISCRETIONARY — 16.5%
AUTO COMPONENTS — 3.4%
China Automotive Systems, Inc.+	323,030	$2,719,913
Spartan Motors, Inc.	1,445,041	6,618,288
		9,338,201
AUTOMOBILES — 1.7%
Winnebago Industries, Inc.	199,803	4,713,353

HOUSEHOLD DURABLES — 3.3%
Hooker Furniture Corp.	357,924	8,987,472

LEISURE PRODUCTS — 2.5%
Callaway Golf Co.	768,578	6,871,087

SPECIALTY RETAIL - 3.1%
bebe stores, inc.	2,044,911	4,089,822
Christopher & Banks Corp.+	1,130,734	4,534,243
		8,624,065
TEXTILES, APPAREL & LUXURY GOODS — 2.5%
Crocs, Inc.+	475,200	6,990,192

ENERGY — 4.8%
ENERGY EQUIPMENT & SERVICES — 2.3%
Gulf Island Fabrication, Inc.	163,259	1,823,603
Newpark Resources, Inc.+	560,850	4,559,710
		6,383,313
OIL, GAS & CONSUMABLE FUELS — 2.5%
Hallador Energy Co.	674,726	5,627,215
VAALCO Energy, Inc.+	441,097	943,948
Warren Resources, Inc.+	1,051,475	483,678
		7,054,841
FINANCIALS — 8.6%
INSURANCE — 3.4%
Hallmark Financial Services, Inc.+	829,772	9,442,805

REAL ESTATE INVESTMENT TRUSTS (REIT) — 2.5%
Cedar Realty Trust, Inc.	1,079,630	6,909,632

THRIFTS & MORTGAGE FINANCE — 2.7%
Dime Community Bancshares, Inc.	436,441	7,393,311

BERWYN FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 90.7% (Continued)	Shares	Value
HEALTH CARE — 2.6%
BIOTECHNOLOGY — 2.6%
Myriad Genetics, Inc.+	210,900	$7,168,491

INDUSTRIALS — 23.7%
COMMERCIAL SERVICES & SUPPLIES — 9.4%
ACCO Brands Corp.+	829,232	6,443,133
Ennis, Inc.	341,217	6,343,224
Knoll, Inc.	293,896	7,356,217
McGrath RentCorp	192,989	5,872,655
		26,015,229
CONSTRUCTION & ENGINEERING — 2.7%
Granite Construction, Inc.	208,551	7,405,646

ELECTRICAL EQUIPMENT — 2.1%
Encore Wire Corp.	130,795	5,792,910

MACHINERY — 4.4%
FreightCar America, Inc.	321,256	6,707,825
Graham Corp.	260,032	5,328,056
		12,035,881
MARINE — 2.7%
Diana Shipping, Inc.+	1,041,100	7,339,755

PROFESSIONAL SERVICES — 2.4%
RPX Corp.+	400,509	6,768,602

INFORMATION TECHNOLOGY — 17.9%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 8.4%
Mercury Systems, Inc.+	527,424	7,721,487
Methode Electronics, Inc.	130,889	3,592,903
Plexus Corp.+	111,600	4,897,008
ScanSource, Inc.+	185,250	7,050,615
		23,262,013
IT SERVICES — 2.1%
Unisys Corp.+	296,085	5,918,739

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 7.4%
Advanced Energy Industries, Inc.+	283,690	7,798,638
Rudolph Technologies, Inc.+	562,836	6,759,661
Synaptics, Inc.+	67,750	5,876,296
		20,434,595

BERWYN FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 90.7% (Continued)	Shares	Value
MATERIALS — 13.8%
CHEMICALS — 8.0%
Intrepid Potash, Inc.+	472,674	$5,643,727
KMG Chemicals, Inc.	319,897	8,138,180
Landec Corp.+	581,944	8,397,452
		22,179,359
METALS & MINING — 3.2%
Olympic Steel, Inc.	133,618	2,330,298
Stillwater Mining Co.+	552,223	6,400,265
		8,730,563
PAPER & FOREST PRODUCTS — 2.6%
Deltic Timber Corp.	105,781	7,155,027

TELECOMMUNICATION SERVICES — 2.8%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.8%
Vonage Holdings Corp.+	1,562,600	7,672,366

TOTAL COMMON STOCKS (Cost $228,235,959)		$250,587,448

MONEY MARKET FUNDS — 9.5%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.05%^	13,729,242	$13,729,242
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.04%^	12,483,696	12,483,696
TOTAL MONEY MARKET FUNDS (Cost $26,212,938)		$26,212,938

TOTAL INVESTMENTS AT VALUE — 100.2% (Cost $254,448,897)		$276,800,386

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2%)		(678,854)

NET ASSETS — 100.0%		$276,121,532

+	Non-income producing security.
^	The rate shown is the 7-day effective yield as of June 30, 2015.
See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

COMMON STOCKS — 22.4%	Shares	Value
CONSUMER DISCRETIONARY — 4.3%
AUTO COMPONENTS — 1.2%
Superior Industries International, Inc.#	1,432,328	$26,225,926

HOTELS, RESTAURANTS & LEISURE — 1.3%
Carnival Corp.	603,000	29,782,170

HOUSEHOLD DURABLES — 1.8%
Newell Rubbermaid, Inc.	407,000	16,731,770
Sony Corp. - ADR	800,000	22,712,000
		39,443,770
CONSUMER STAPLES — 1.3%
BEVERAGES — 1.1%
Carlsberg A/S - ADR	1,313,055	23,936,993

PERSONAL PRODUCTS — 0.2%
Avon Products, Inc.	860,100	5,384,226

ENERGY — 0.2%
OIL, GAS & CONSUMABLE FUELS — 0.2%
Chesapeake Energy Corp.	441,500	4,931,555

FINANCIALS — 2.7%
BANKS — 0.8%
Huntington Bancshares, Inc.	1,650,000	18,661,500

INSURANCE — 1.3%
Aflac, Inc.	180,000	11,196,000
Hartford Financial Services Group, Inc. (The)	400,000	16,628,000
		27,824,000
REAL ESTATE INVESTMENT TRUSTS — 0.6%
Mack-Cali Realty Corp.	743,624	13,704,990

HEALTH CARE — 3.4%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.7%
CryoLife, Inc.	1,317,481	14,861,186

HEALTH CARE PROVIDERS & SERVICES — 1.7%
Landauer, Inc.	333,835	11,897,879
Quest Diagnostics, Inc.	352,000	25,527,040
		37,424,919

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 22.4% (Continued)	Shares	Value
HEALTH CARE — 3.4% (Continued)
PHARMACEUTICALS — 1.0%
GlaxoSmithKline plc - ADR	558,000	$23,240,700

INDUSTRIALS — 2.7%
COMMERCIAL SERVICES & SUPPLIES — 2.5%
Ennis, Inc.#	1,653,396	30,736,632
Pitney Bowes, Inc.	1,193,000	24,826,330
		55,562,962
ELECTRICAL EQUIPMENT — 0.2%
LSI Industries, Inc.	286,498	2,675,891

INFORMATION TECHNOLOGY — 6.0%
COMMUNICATIONS EQUIPMENT — 2.4%
Brocade Communications Systems, Inc.	1,900,000	22,572,000
Nokia Corp. - ADR	1,660,000	11,371,000
PCTEL, Inc.#	2,704,763	19,420,199
		53,363,199
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.6%
Corning, Inc.	1,115,000	21,998,950
CTS Corp.	556,853	10,730,557
FLIR Systems, Inc.	800,000	24,656,000
		57,385,507
SOFTWARE — 1.0%
CA, Inc.	367,000	10,749,430
Symantec Corp.	465,000	10,811,250
		21,560,680
MATERIALS — 0.2%
METALS & MINING — 0.2%
Gold Resource Corp.	1,519,394	4,193,527

UTILITIES — 1.6%
ELECTRIC UTILITIES — 1.6%
Exelon Corp.	540,000	16,966,800
FirstEnergy Corp.	520,000	16,926,000
		33,892,800

TOTAL COMMON STOCKS (Cost $446,500,261)		$494,056,501

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

PREFERRED STOCKS — 8.4%	Shares	Value
ENERGY — 0.9%
OIL, GAS & CONSUMABLE FUELS — 0.9%
Chesapeake Energy Corp., 5.00% CV	281,190	$19,753,598

FINANCIALS — 4.5%
CAPITAL MARKETS — 0.6%
Affiliated Managers Group, Inc., 5.25%	168,852	4,260,136
Affiliated Managers Group, Inc., 6.375%	376,884	9,697,225
		13,957,361
COMMERCIAL BANKS — 0.2%
Wells Fargo & Co., Series N, 5.20%	147,857	3,430,282

DIVERSIFIED FINANCIAL SERVICES — 0.1%
JPMorgan Chase & Co., Series P, 5.45%	127,848	3,014,656

INSURANCE — 0.4%
Aflac, Inc., 5.50%	362,085	8,820,391

REAL ESTATE INVESTMENT TRUSTS — 2.4%
Alexandria Real Estate Equity, Inc., Series D, 7.00% CV	418,817	11,731,064
Felcor Lodging Trust, Inc., 7.80% CV	1,156,376	28,527,796
Kimco Realty Corp., Series J, 5.50%	191,856	4,616,055
Public Storage, Series V, 5.375%	295,347	6,911,120
		51,786,035
THRIFTS & MORTGAGE FINANCE — 0.8%
New York Community Capital Trust V, 6.00% CV	357,496	18,053,548

INDUSTRIALS — 1.8%
COMMERCIAL SERVICES & SUPPLIES — 1.7%
Pitney Bowes, Inc., 5.25%	350,352	8,926,969
Pitney Bowes, Inc., 6.70%	1,116,179	28,406,756
		37,333,725
MACHINERY — 0.1%
Stanley Black & Decker, Inc., 5.75%	116,179	2,882,401

MATERIALS — 0.7%
METALS & MINING — 0.7%
Cliffs Natural Resources, Inc., Series A, 7.00% CV	3,726,200	16,581,590

UTILITIES — 0.5%
ELECTRIC UTILITIES — 0.5%
Exelon Corp., 6.50%	223,442	10,135,329

TOTAL PREFERRED STOCKS (Cost $231,022,781)		$185,748,916

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 50.9%	Par Value	Value
CONSUMER DISCRETIONARY — 9.0%
HOTELS, RESTAURANTS & LEISURE — 3.2%
Carnival Corp., 1.20%, due 02/05/16	$49,759,000	$49,821,398
Ruby Tuesday, Inc., 7.625%, due 05/15/20	20,000,000	20,550,000
		70,371,398
HOUSEHOLD DURABLES — 0.8%
D.R. Horton, Inc., 5.625%, due 01/15/16	8,703,000	8,790,030
Newell Rubbermaid, Inc., 2.05%, due 12/01/17	9,700,000	9,789,996
		18,580,026
LEISURE PRODUCTS — 1.1%
Brunswick Corp., 144A, 4.625%, due 05/15/21	15,178,000	15,102,110
Brunswick Corp., 7.125%, due 08/01/27	9,900,000	10,593,000
		25,695,110
MULTI-LINE RETAIL — 1.4%
Family Dollar Stores, Inc., 5.00%, due 02/01/21	29,962,000	31,010,101

SPECIALTY RETAIL — 2.5%
Best Buy Co., Inc., 3.75%, due 03/15/16	15,825,000	16,022,813
Best Buy Co., Inc., 5.00%, due 08/01/18	3,000,000	3,165,000
Best Buy Co., Inc., 5.50%, due 03/15/21	34,183,000	35,451,189
		54,639,002
CONSUMER STAPLES — 10.3%
BEVERAGES — 0.6%
Dr Pepper Snapple Group, Inc., 2.90%, due 01/15/16	13,933,000	14,087,740

CONSUMER PRODUCTS — 0.5%
Church & Dwight Co., Inc., 3.35%, due 12/15/15	10,312,000	10,430,485

FOOD & STAPLES RETAILING — 1.7%
Costco Wholesale Corp., 1.125%, due 12/15/17	22,445,000	22,410,053
Costco Wholesale Corp., 0.65%, due 12/07/15	14,899,000	14,906,569
		37,316,622
FOOD PRODUCTS — 6.2%
ConAgra Foods, Inc., 1.30%, due 01/25/16	50,992,000	50,999,139
General Mills, Inc., 0.875%, due 01/29/16	40,482,000	40,515,600
General Mills, Inc., 4.15%, due 02/15/43	5,820,000	5,375,480
Kellogg Co., 4.45%, due 05/30/16	38,238,000	39,425,825
		136,316,044
HOUSEHOLD PRODUCTS — 0.2%
Clorox Co., 3.55%, due 11/01/15	5,446,000	5,498,254

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 50.9% (Continued)	Par Value	Value
CONSUMER STAPLES — 10.3% (Continued)
PERSONAL PRODUCTS — 1.1%
Avon Products, Inc., 5.75%, due 03/15/23	$14,610,000	$12,564,600
Avon Products, Inc., 7.70%, due 03/15/43	13,994,000	11,440,095
		24,004,695
ENERGY — 1.6%
OIL, GAS & CONSUMABLE FUELS — 1.6%
Chesapeake Energy Corp., 2.75%, due 11/15/35 CV	13,000,000	12,870,000
Chesapeake Energy Corp., 2.50%, due 05/15/37 CV	7,500,000	7,106,250
Chesapeake Energy Corp., 2.50%, due 05/15/37 CV	7,500,000	7,228,125
Peabody Energy Corp., 4.75%, due 12/15/41 CV	50,534,000	8,527,613
		35,731,988
FINANCIALS — 0.6%
REAL ESTATE INVESTMENT TRUSTS — 0.6%
Health Care REIT, Inc., 4.95%, due 01/15/21	11,674,000	12,743,654

HEALTH CARE — 12.2%
BIOTECHNOLOGY — 2.4%
Amgen, Inc., 2.50%, due 11/15/16	28,712,000	29,248,483
Amgen, Inc., 2.30%, due 06/15/16	23,097,000	23,352,915
		52,601,398
HEALTH CARE EQUIPMENT & SUPPLIES — 1.4%
C.R. Bard, Inc., 2.875%, due 01/15/16	29,269,000	29,592,774

HEALTH CARE PROVIDERS & SERVICES — 7.1%
Express Scripts Holding Co., 3.125%, due 05/15/16	27,095,000	27,540,117
HealthSouth Corp., 5.75%, due 11/01/24	31,318,000	31,983,507
McKesson Corp., 0.95%, due 12/04/15	50,534,000	50,604,899
Medco Health Solutions, Inc., 2.75%, due 09/15/15	26,532,000	26,641,418
Quest Diagnostics, Inc., 3.20%, due 04/01/16	20,740,000	21,092,767
		157,862,708
PHARMACEUTICALS — 1.3%
Hospira, Inc., 5.60%, due 09/15/40	25,677,000	29,072,912

INDUSTRIALS — 3.4%
COMMUNICATIONS EQUIPMENT — 3.0%
Brocade Communications Systems, Inc., 4.625%, due 01/15/23	36,456,000	35,271,180
Juniper Networks, Inc., 3.10%, due 03/15/16	31,537,000	31,993,750
		67,264,930

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 50.9% (Continued)	Par Value	Value
INDUSTRIALS — 3.4% (Continued)
ROAD & RAIL — 0.4%
J.B. Hunt Transport Services, Inc., 3.375%, due 09/15/15	$7,555,000	$7,592,979

INFORMATION TECHNOLOGY — 13.5%
COMMUNICATIONS EQUIPMENT — 4.2%
Ciena Corp., 0.875%, due 06/15/17 CV	50,470,000	50,659,262
Nokia Corp., 5.375%, due 05/15/19	13,014,000	13,762,956
Nokia Corp., 6.625%, due 05/15/39	25,801,000	27,994,085
		92,416,303
IT SERVICES — 2.4%
WEX, Inc., 144A, 4.75%, due 02/01/23	40,269,000	38,859,585
Xerox Corp., 6.40%, due 03/15/16	13,064,000	13,550,190
		52,409,775
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.1%
Altera Corp., 1.75%, due 05/15/17	24,124,000	24,296,294

SOFTWARE — 5.1%
Nuance Communications, Inc., 2.75%, due 11/01/31 CV	63,977,000	64,736,727
Symantec Corp., 2.75%, due 09/15/15	23,233,000	23,313,223
TiVo, Inc., 144A, 2.00%, due 10/01/21 CV	28,312,000	25,781,615
		113,831,565
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.7%
NetApp, Inc., 3.25%, due 12/15/22	17,795,000	16,853,324

TELECOMMUNICATION SERVICES — 0.3%
INTERNET SOFTWARE & SERVICES — 0.3%
AOL, Inc., 144A, 0.75%, due 09/01/19 CV	6,106,000	6,510,522

TOTAL CORPORATE BONDS (Cost $1,136,011,173)		$1,126,730,603

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 18.0%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01%^	67,077,869	$67,077,869
Fidelity Institutional Money Market Portfolio - Select Class, 0.05%^	110,669,817	110,669,817
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.07%^	110,669,816	110,669,816
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.04%^	110,669,816	110,669,816
TOTAL MONEY MARKET FUNDS (Cost $399,087,318)		$399,087,318

TOTAL INVESTMENTS AT VALUE — 99.7% (Cost $2,212,621,533)		$2,205,623,338

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		7,340,947

NET ASSETS — 100.0%		$2,212,964,285

ADR - American Depositary Receipt.
CV - Convertible Security.
144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

# The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).
^ The rate shown is the 7-day effective yield as of June 30, 2015.
See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

COMMON STOCKS — 87.4%	Shares	Value
CONSUMER DISCRETIONARY — 12.0%
AUTOMOBILES — 2.8%
General Motors Co.	6,745	$224,811
Thor Industries, Inc.	5,375	302,505
		527,316
HOTELS, RESTAURANTS & LEISURE — 4.3%
Carnival Corp.	16,000	790,240

HOUSEHOLD DURABLES — 3.5%
Sony Corp. - ADR	23,000	652,970

SPECIALTY RETAIL — 1.4%
Gap, Inc. (The)	6,875	262,419

ENERGY — 9.9%
ENERGY EQUIPMENT & SERVICES — 1.8%
Helmerich & Payne, Inc.	4,825	339,777

OIL, GAS & CONSUMABLE FUELS — 8.1%
Chevron Corp.	3,950	381,057
Devon Energy Corp.	9,600	571,104
Peabody Energy Corp.	53,775	117,767
Suncor Energy, Inc.	15,550	427,936
		1,497,864
FINANCIALS — 11.1%
BANKS — 1.8%
Wells Fargo & Co.	6,000	337,440

DIVERSIFIED FINANCIAL SERVICES — 2.9%
JPMorgan Chase & Co.	8,000	542,080

INSURANCE — 5.4%
Assured Guaranty Ltd.	20,800	498,992
Unum Group	14,050	502,288
		1,001,280
THRIFTS & MORTGAGE FINANCE — 1.0%
New York Community Bancorp, Inc.	9,375	172,312

HEALTH CARE — 5.7%
HEALTH CARE PROVIDERS & SERVICES — 3.2%
Quest Diagnostics, Inc.	8,255	598,653

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 87.4% (Continued)	Shares	Value
HEALTH CARE — 5.7% (Continued)
PHARMACEUTICALS — 2.5%
GlaxoSmithKline plc - ADR	11,200	$466,480

INDUSTRIALS — 5.7%
COMMERCIAL SERVICES & SUPPLIES — 3.0%
Pitney Bowes, Inc.	26,725	556,147

CONSTRUCTION & ENGINEERING — 2.7%
Jacobs Engineering Group, Inc.+	12,500	507,750

INFORMATION TECHNOLOGY — 22.1%
COMMUNICATIONS EQUIPMENT — 2.3%
ADTRAN, Inc.	26,500	430,625

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 8.8%
Corning, Inc.	28,625	564,771
FLIR Systems, Inc.	18,625	574,022
Itron, Inc.+	14,650	504,546
		1,643,339
SOFTWARE — 7.4%
CA, Inc.	21,050	616,554
Microsoft Corp.	10,670	471,081
Symantec Corp.	12,000	279,000
		1,366,635
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.6%
BlackBerry Ltd.+	61,760	505,197
Hewlett-Packard Co.	5,700	171,057
		676,254
MATERIALS — 11.9%
CHEMICALS — 3.0%
Mosaic Co. (The)	11,900	557,515

METALS & MINING — 8.9%
Alcoa, Inc.	31,650	352,897
Allegheny Technologies, Inc.	16,650	502,830
Cliffs Natural Resources, Inc.	79,000	342,070
Nucor Corp.	10,400	458,328
		1,656,125

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 87.4% (Continued)	Shares	Value
UTILITIES — 9.0%
ELECTRIC UTILITIES — 8.8%
Exelon Corp.	19,000	$596,980
FirstEnergy Corp.	17,335	564,254
PPL Corp.	16,200	477,414
		1,638,648
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
Talen Energy Corp.+	2,023	34,715

TOTAL COMMON STOCKS (Cost $16,252,622)		$16,256,584

MONEY MARKET FUNDS — 12.6%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.05%^	929,923	$929,923
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.07%^	491,043	491,043
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.04%^	929,923	929,923
TOTAL MONEY MARKET FUNDS (Cost $2,350,889)		$2,350,889

TOTAL INVESTMENTS AT VALUE — 100.0% (Cost $18,603,511)		$18,607,473

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0%)*		(8,200)

NET ASSETS — 100.0%		$18,599,273

ADR - American Depositary Receipt.

+	Non-income producing security.
^	The rate shown is the 7-day effective yield as of June 30, 2015.
*	Percentage rounds to greater than (0.1%).
See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2015 (Unaudited)

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Assets
Investments in Securities:
Unaffiliated Investments, At Value (Cost $254,448,897, $2,135,118,527 and $18,603,511) (Note 2)	$276,800,386	$2,129,240,581	$18,607,473
Affiliated Investments, At Value (Cost $77,503,006 for Berwyn Income Fund) (Notes 2 and 5)	—	76,382,757	—
Total Investments, At Value (Cost $254,448,897, $2,212,621,533 and $18,603,511) (Notes 2 and 5)	276,800,386	2,205,623,338	18,607,473
Receivables:
Dividends and Interest	28,054	10,291,268	18,862
Investment Securities Sold	665,785	16,697,676	—
Fund Shares Sold	114,892	537,359	45,704
Receivable from Advisor (Note 5)	—	—	2,133
Other Assets	29,978	74,237	18,624
Total Assets	277,639,095	2,233,223,878	18,692,796

Liabilities
Payables:
Investment Securities Purchased	348,190	14,462,634	28,071
Fund Shares Redeemed	868,007	4,618,129	51,863
Accrued Investment Advisory Fees (Note 5)	238,402	930,194	—
Accrued Administration Fees (Note 5)	25,150	180,850	4,110
Accrued Compliance Fees (Note 5)	1,060	1,060	1,060
Other Accrued Expenses	36,754	66,726	8,419
Total Liabilities	1,517,563	20,259,593	93,523

Net Assets	$276,121,532	$2,212,964,285	$18,599,273

Net Assets Consist of:
Paid-in Capital	$238,041,174	$2,186,746,082	$17,759,558
Accumulated Net Investment Income (Loss)	(764,073)	85,165	58,381
Accumulated Net Realized Gains From Security Transactions	16,492,942	33,131,233	777,372
Net Unrealized Appreciation (Depreciation) on Investment Securities	22,351,489	(6,998,195)	3,962
Net Assets	$276,121,532	$2,212,964,285	$18,599,273

Shares of Beneficial Interest Outstanding (No Par Value, Unlimited Authorized)	8,826,037	166,045,062	1,273,344

Net Asset Value and Offering Price Per Share	$31.28	$13.33	$14.61

Minimum Redemption Price Per Share (Note 2)	$30.97	$13.20	$14.46

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2015 (Unaudited)

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Investment Income
Dividends from Unaffiliated Issuers	$1,104,774	$15,027,892	$187,273
Dividends from Affiliated Issuers (Note 5)	—	1,273,346	—
Foreign Withholding Taxes on Dividends	—	(38,822)	(1,051)
Interest	—	15,936,843	—
Total Investment Income	1,104,774	32,199,259	186,222

Expenses
Investment Advisory Fees (Note 5)	1,558,053	6,030,112	86,932
Administration Fees (Note 5)	160,019	1,144,089	24,544
Custodian and Bank Service Fees	21,418	76,868	1,730
Registration and Filing Fees	19,551	65,813	14,189
Trustees’ Fees and Expenses (Note 5)	20,781	20,780	20,780
Sub Transfer Agent Fees	7,865	41,601	576
Shareholder Report Printing	7,861	39,337	1,515
Professional Fees	15,762	15,762	12,002
Insurance	7,912	18,651	448
Compliance Services Fees (Note 5)	6,362	6,362	6,362
Borrowing Costs (Note 7)	957	—	—
Other Expenses	42,306	111,177	8,037
Total Expenses Before Fee Waivers by Advisor	1,868,847	7,570,552	177,115
Less Fees Waived by Advisor (Note 5)	—	—	(49,274)
Net Expenses	1,868,847	7,570,552	127,841

Net Investment Income (Loss)	(764,073)	24,628,707	58,381

Realized and Unrealized Gains (Losses) on Investments
Net Realized Gains from Sales of Unaffiliated Investment Securities	14,569,568	51,604,455	797,442
Net Realized Gains from Sales of Affiliated Investment Securities (Note 5)	2,960,443	88,700	—
Net Change in Net Unrealized Appreciation (Depreciation) on Unaffiliated Investment Securities	(20,231,911)	(102,986,152)	(2,442,491)
Net Change in Net Unrealized Appreciation (Depreciation) on Affiliated Investment Securities (Note 5)	(507,783)	3,888,034	—
Net Realized and Unrealized Losses on Investments	(3,209,683)	(47,404,963)	(1,645,049)

Net Decrease in Net Assets Resulting from Operations	$(3,973,756)	$(22,776,256)	$(1,586,668)

See Accompanying Notes to Financial Statements.

BERWYN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended 6/30/15 (Unaudited)	Year Ended 12/31/14
Operations
Net Investment Loss	$(764,073)	$(1,445,185)
Net Realized Gains from Sales of Investment Securities	17,530,011	59,165,011
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	(20,739,694)	(80,263,125)
Net Decrease in Net Assets Resulting from Operations	(3,973,756)	(22,543,299)

Distributions to Shareholders
From Realized Gains from Sales of Investment Securities	—	(57,876,340)

Capital Share Transactions
Proceeds from Shares Sold	14,289,203	65,175,310
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	—	56,868,829
Proceeds from Redemption Fees Collected (Note 2)	12,664	40,318
Shares Redeemed	(80,307,096)	(214,452,126)
Net Decrease in Net Assets from Capital Share Transactions	(66,005,229)	(92,367,669)

Total Decrease in Net Assets	(69,978,985)	(172,787,308)

Net Assets
Beginning of Period	346,100,517	518,887,825
End of Period	$276,121,532	$346,100,517

Accumulated Net Investment Loss	$(764,073)	$—

Capital Share Activity
Shares Sold	446,497	1,694,042
Shares Reinvested	—	1,770,519
Shares Redeemed	(2,506,342)	(5,654,952)
Net Decrease from Capital Share Transactions	(2,059,845)	(2,190,391)
Shares Outstanding, Beginning of Period	10,885,882	13,076,273
Shares Outstanding, End of Period	8,826,037	10,885,882

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended 6/30/15 (Unaudited)	Year Ended 12/31/14
Operations
Net Investment Income	$24,628,707	$57,689,943
Net Realized Gains from Sales of Investment Securities	51,693,155	87,743,277
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	(99,098,118)	(69,423,154)
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,776,256)	76,010,066

Distributions to Shareholders
From Net Investment Income	(23,418,829)	(61,452,155)
From Realized Gains from Sales of Investment Securities	—	(95,884,086)
Decrease in Net Assets Resulting from Distributions to Shareholders	(23,418,829)	(157,336,241)

Capital Share Transactions
Proceeds from Shares Sold	194,487,700	914,123,223
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	22,335,230	149,939,659
Proceeds from Redemption Fees Collected (Note 2)	111,947	388,905
Shares Redeemed	(531,217,644)	(527,067,620)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(314,282,767)	537,384,167

Total Increase (Decrease) in Net Assets	(360,477,852)	456,057,992

Net Assets
Beginning of Period	2,573,442,137	2,117,384,145
End of Period	$2,212,964,285	$2,573,442,137

Accumulated (Distributions in Excess of) Net Investment Income	$85,165	$(1,124,713)

Capital Share Activity
Shares Sold	14,236,666	64,238,034
Shares Reinvested	1,654,323	10,863,117
Shares Redeemed	(38,951,122)	(37,182,778)
Net Increase (Decrease) from Capital Share Transactions	(23,060,133)	37,918,373
Shares Outstanding, Beginning of Period	189,105,195	151,186,822
Shares Outstanding, End of Period	166,045,062	189,105,195

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended 6/30/15 (Unaudited)	Year Ended 12/31/14
Operations
Net Investment Income	$58,381	$153,484
Net Realized Gains from Sales of Investment Securities	797,442	1,887,734
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	(2,442,491)	(2,376,777)
Net Decrease in Net Assets Resulting from Operations	(1,586,668)	(335,559)

Distributions to Shareholders
From Net Investment Income	—	(153,559)
From Realized Gains from Sales of Investment Securities	—	(1,884,946)
Decrease in Net Assets Resulting from Distributions to Shareholders	—	(2,038,505)

Capital Share Transactions
Proceeds from Shares Sold	614,630	7,055,226
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	—	2,032,239
Proceeds from Redemption Fees Collected (Note 2)	10	1,873
Shares Redeemed	(2,025,052)	(4,878,658)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,410,412)	4,210,680

Total Increase (Decrease) in Net Assets	(2,997,080)	1,836,616

Net Assets
Beginning of Period	21,596,353	19,759,737
End of Period	$18,599,273	$21,596,353

Accumulated Net Investment Income	$58,381	$—

Capital Share Activity
Shares Sold	39,970	393,976
Shares Reinvested	—	127,325
Shares Redeemed	(131,201)	(278,420)
Net Increase (Decrease) from Capital Share Transactions	(91,231)	242,881
Shares Outstanding, Beginning of Period	1,364,575	1,121,694
Shares Outstanding, End of Period	1,273,344	1,364,575

See Accompanying Notes to Financial Statements.

BERWYN FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
	Six Months Ended 6/30/15 (Unaudited)		Years Ended
			12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net Asset Value, Beginning of Period	$31.79		$39.68	$32.02	$28.76	$28.28	$22.66

Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.09)		(0.13)	(0.08)	0.06	(0.00)*	0.00 *
Net Realized and Unrealized Gains (Losses) on Investment Securities	(0.42)		(1.64)	11.46	5.25	0.97	5.61
Total Income (Loss) from Investment Operations	(0.51)		(1.77)	11.38	5.31	0.97	5.61

Less Distributions
Dividends from Net Investment Income	—		—	—	(0.06)	—	(0.00)*
Distributions from Net Realized Gains from Sales of Investment Securities	—		(6.12)	(3.73)	(2.01)	(0.50)	—
Total Distributions	—		(6.12)	(3.73)	(2.07)	(0.50)	(0.00)*

Proceeds from Redemption Fees Collected (Note 2)	0.00	*	0.00 *	0.01	0.02	0.01	0.01

Net Asset Value, End of Period	$31.28		$31.79	$39.68	$32.02	$28.76	$28.28

Total Return	(1.60	%)**	(4.62%)	35.58%	18.67%	3.45%	24.82%

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$276,122		$346,101	$518,888	$301,639	$226,577	$188,720

Ratio of Expenses to Average Net Assets	1.20	%***	1.16%	1.18%	1.19%	1.21%	1.25%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.49	%)***	(0.33%)	(0.23%)	0.20%	(0.02%)	0.01%

Portfolio Turnover Rate	7	%**	17%	29%	30%	30%	44%

*	Amount rounds to less than $0.01 per share.
**	Not annualized.
***	Annualized.
See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
	Six Months Ended 6/30/15 (Unaudited)		Years Ended
			12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net Asset Value, Beginning of Period	$13.61		$14.01	$13.15	$12.87	$13.26	$12.77

Income (Loss) from Investment Operations
Net Investment Income	0.32		0.32	0.30	0.38	0.44	0.49
Net Realized and Unrealized Gains (Losses) on Investment Securities	(0.47)		0.15	1.76	0.63	(0.04)	0.76
Total Income (Loss) from Investment Operations	(0.15)		0.47	2.06	1.01	0.40	1.25

Less Distributions
Dividends from Net Investment Income	(0.13)		(0.34)	(0.30)	(0.38)	(0.44)	(0.49)
Distributions from Net Realized Gains from Sales of Investment Securities	—		(0.53)	(0.90)	(0.35)	(0.35)	(0.28)
Total Distributions	(0.13)		(0.87)	(1.20)	(0.73)	(0.79)	(0.77)

Proceeds from Redemption Fees Collected (Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	0.01

Net Asset Value, End of Period	$13.33		$13.61	$14.01	$13.15	$12.87	$13.26

Total Return	(1.08	%)**	3.32%	15.83%	7.96%	3.09%	10.06%

Ratios/Supplemental Data:
Net Assets, End of Period(000’s)	$2,212,964		$2,573,442	$2,117,384	$1,446,735	$1,311,981	$1,282,085

Ratio of Expenses to Average Net Assets	0.62	%***	0.61%	0.63%	0.64%	0.65%	0.66%

Ratio of Net Investment Income to Average Net Assets	2.02	%***	2.28%	2.22%	2.85%	3.32%	3.93%

Portfolio Turnover Rate	27	%**	45%	64%	51%	71%	49%

*	Amount rounds to less than $0.01 per share.
**	Not annualized.
***	Annualized.
See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
	Six Months Ended 6/30/15 (Unaudited)		Years Ended
			12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net Asset Value, Beginning of Period	$15.83		$17.62	$13.95	$12.93	$13.42	$12.44

Income (Loss) from Investment Operations
Net Investment Income	0.05		0.12	0.14	0.17	0.14	0.09
Net Realized and Unrealized Gains (Losses) on Investment Securities	(1.27)		(0.28)	5.24	1.50	(0.49)	0.98
Total Income (Loss) from Investment Operations	(1.22)		(0.16)	5.38	1.67	(0.35)	1.07

Less Distributions
Dividends from Net Investment Income	—		(0.12)	(0.14)	(0.17)	(0.14)	(0.09)
Distributions from Net Realized Gains from Sales of Investment Securities	—		(1.51)	(1.57)	(0.48)	—	—
Total Distributions	—		(1.63)	(1.71)	(0.65)	(0.14)	(0.09)

Proceeds from Redemption Fees Collected (Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *

Net Asset Value, End of Period	$14.61		$15.83	$17.62	$13.95	$12.93	$13.42

Total Return	(7.71	%)**	(0.97%)	38.64%	13.02%	(2.59%)	8.57%

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$18,599		$21,596	$19,760	$13,790	$11,020	$10,273

Ratio of Total Expenses to Average Net Assets	1.73	%***	1.68%	1.76%	1.89%	1.95%	2.26%

Ratio of Net Expenses to Average Net Assets #	1.25	%***	1.25%	1.25%	1.25%	1.25%	1.61%

Ratio of Net Investment Income to Average Net Assets	0.09	%***	0.28%	0.34%	0.62%	0.42%	0.08%

Ratio of Net Investment Income to Average Net Assets #	0.57	%***	0.71%	0.85%	1.26%	1.12%	0.73%

Portfolio Turnover Rate	13	%**	38%	32%	22%	22%	39%

*	Amount rounds to less than $0.01 per share.
**	Not annualized.
***	Annualized.
#	After advisory fee waivers by the Advisor (Note 5).
See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (Unaudited)

1. ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of The Berwyn Funds (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund’s primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund’s investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund’s investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2. ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Security Valuation: The Funds’ securities are valued at their market value, which usually means the last quoted sales price on a security’s principal exchange or, in the case of an equity security traded on the National Association of Dealers’ Automated Quotation System (“NASDAQ”), its NASDAQ Official Closing Price. Securities not traded on the valuation date, fixed income securities and securities not listed on an exchange (including NASDAQ) are valued at the last quoted bid price. All other securities, including securities in which the quotations are considered by the Funds’ investment advisor to be unreliable due to significant market or other events, are priced at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source; and actions of the securities markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE BERWYN FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Corporate Bonds held by Berwyn Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2015, by security type:

Berwyn Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$250,587,448	$—	$—	$250,587,448
Money Market Funds	26,212,938	—	—	26,212,938
Total	$276,800,386	$—	$—	$276,800,386

Berwyn Income Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$494,056,501	$—	$—	$494,056,501
Preferred Stocks	185,748,916	—	—	185,748,916
Corporate Bonds	—	1,126,730,603	—	1,126,730,603
Money Market Funds	399,087,318	—	—	399,087,318
Total	$1,078,892,735	$1,126,730,603	$—	$2,205,623,338

THE BERWYN FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

Berwyn Cornerstone Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$16,256,584	$—	$—	$16,256,584
Money Market Funds	2,350,889	—	—	2,350,889
Total	$18,607,473	$—	$—	$18,607,473

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of June 30, 2015, the Funds did not have any transfers into and out of any Level. The Funds did not have any assets or liabilities or derivative instruments that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2015. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

Share Valuation: The net asset value per share of each Fund is determined daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the periods ended June 30, 2015 and December 31, 2014, proceeds from redemption fees totaled $12,664 and $40,318, respectively, for Berwyn Fund; $111,947 and $388,905, respectively, for Berwyn Income Fund; and $10 and $1,873, respectively, for Berwyn Cornerstone Fund.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method.

Distributions to Shareholders: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Berwyn Fund and Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of Berwyn Income Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Distributions are recorded on the ex-date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales.

Common Expenses: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

THE BERWYN FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, the Funds will not be subject to federal income taxes to the extent that each Fund distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the six months ended June 30, 2015:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Purchases of investment securities	$21,792,861	$409,995,521	$2,183,388
Proceeds from sales and maturities of investment securities	$115,666,022	$569,085,773	$2,569,428

4. TAX MATTERS

The tax character of dividends and distributions paid during the periods ended June 30, 2015 and December 31, 2014 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Berwyn Fund	6/30/2015	$—	$—	$—
	12/31/2014	$2,560,867	$55,315,473	$57,876,340
Berwyn Income Fund	6/30/2015	$23,418,829	$—	$23,418,829
	12/31/2014	$61,452,155	$95,884,086	$157,336,241
Berwyn Cornerstone Fund	6/30/2015	$—	$—	$—
	12/31/2014	$153,559	$1,884,946	$2,038,505

THE BERWYN FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of June 30, 2015:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Tax Cost of Portfolio Investments	$254,812,735	$2,223,286,113	$18,619,277
Gross Unrealized Appreciation	48,081,178	$100,743,069	$2,146,685
Gross Unrealized Depreciation	(26,093,527)	(118,405,844)	(2,158,489)
Net Unrealized Appreciation (Deprecation) on Investment Securities	21,987,651	(17,662,775)	(11,804)
Accumulated Ordinary Income (Loss)	(764,073)	2,849,137	58,381
Other Gains	16,856,780	41,031,841	793,138
Total Distributable Earnings	$38,080,358	$26,218,203	$839,715

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” difference are temporary in nature and are due to the tax deferral of losses on wash sales and the accrual of interest on certain convertible bonds for tax purposes.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all open tax years (tax years ended December 31, 2011 through December 31, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

5. TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY AGREEMENTS

The Funds’ investments are managed by The Killen Group, Inc. (the “Advisor”) under the terms of Investment Advisory Agreements (the “Advisory Agreements”). Under the terms of an Advisory Agreement between the Trust and the Advisor, Berwyn Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $500 million of the Fund’s average daily net assets, 0.95% of the next $500 million of such assets and 0.90% of such assets over $1 billion. Under the terms of a separate Advisory Agreement between the Trust and the Advisor, Berwyn Income Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1.75 billion of the Fund’s average daily net assets, 0.48% of the next $1.75 billion of such assets and 0.46% of such assets over $3.5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Advisor, Berwyn Cornerstone Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.85% of the Fund’s average daily net assets.

THE BERWYN FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

With respect to Berwyn Cornerstone Fund, the Advisor has contractually agreed, until at least May 1, 2016, to waive its investment advisory fees and/or reimburse other operating expenses as necessary to maintain the Fund’s ratio of ordinary operating expenses to average net assets at 1.25% per annum. Accordingly, during the six months ended June 30, 2015, the Advisor waived investment advisory fees of $49,274. These waivers are not subject to recoupment by the Advisor.

The Trust’s Chief Compliance Officer (“CCO”) is an officer of the Advisor. The Trust has agreed to reimburse the Advisor for a reasonable allocation of the salary paid by the Advisor to such officer for the time and services provided as CCO to the Trust. Currently, each Fund pays the Advisor $1,060 monthly for CCO services. In addition, the Funds reimburse the Advisor for reasonable out-of-pocket expenses, if any, relating to compliance services.

The Advisor and the officers of the Advisor, together with their families, owned 616,862 shares, 608,239 shares and 343,429 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of June 30, 2015.

AFFILIATED BROKER-DEALER

During the six months ended June 30, 2015, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $11,050, $375 and $300, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreement for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Funds’ portfolio securities.

For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing certain account maintenance and shareholder services. During the six months ended June 30, 2015, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid $7,865, $41,601 and $576, respectively, to financial intermediaries for such services.

TRUSTEES AND OFFICERS

Certain Trustees and officers of the Trust are also officers of the Advisor, or of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

THE BERWYN FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives from the Trust an annual retainer of $20,000, paid quarterly; a fee of $5,000 for attendance at each in-person meeting of the Board of Trustees and a fee of $1,000 for attendance at each telephonic meeting of the Board of Trustees. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

AFFILIATED INVESTMENTS

A company is considered an affiliate of a Fund under the Investment Company Act of 1940 if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company.

As of December 31, 2014, Hallmark Financial Services, Inc. and KMG Chemicals, Inc. were considered to be affiliates of Berwyn Fund, but as of June 30, 2015 are no longer considered to be affiliates of the Fund. Information regarding Berwyn Fund’s holdings in these companies during the six months ended June 30, 2015 were as follows:

Berwyn Fund

	12/31/2014 Value	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	6/30/2015 Value	Net Realized Gains	Dividend Income
Hallmark Financial Services, Inc.	$12,705,357	$—	$(2,359,602)	$(902,950)	$9,442,805	$65,421	$—
KMG Chemicals, Inc.	11,968,940	—	(4,225,927)	395,167	8,138,180	2,895,022	25,322
Total	$24,674,297	$—	$(6,585,529)	$(507,783)	$17,580,985	$2,960,443	$25,322

As of June 30, 2015, Ennis, Inc., PCTEL, Inc. and Superior Industries International, Inc. are considered to be affiliates of Berwyn Income Fund. Information regarding Berwyn Income Fund’s holdings in these companies during the six months ended June 30, 2015 were as follows:

Berwyn Income Fund

	12/31/2014 Value	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	6/30/2015 Value	Net Realized Gains (Losses)	Dividend Income
Ennis, Inc.	$29,033,292	$29,591	$(8,129,630)	$9,803,379	$30,736,632	$255,464	$736,174
PCTEL, Inc.	20,468,014	3,886,401	(1,148,462)	(3,785,754)	19,420,199	(145,386)	268,071
Superior Industries International, Inc.	29,206,201	358,214	(1,208,898)	(2,129,591)	26,225,926	(21,378)	269,101
Total	$78,707,507	$4,274,206	$(10,486,990)	$3,888,034	$76,382,757	$88,700	$1,273,346

THE BERWYN FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

The shares held in companies considered to be affiliates of Berwyn Income Fund as of June 30, 2015 were as follows:

Shares Held
Ennis, Inc.	1,653,396
PCTEL, Inc.	2,704,763
Superior Industries International, Inc.	1,432,328

6. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. BANK LINE OF CREDIT

Berwyn Fund has an uncommitted $8,000,000 senior secured line of credit with its custodian bank. Berwyn Income Fund has an uncommitted $50,000,000 senior secured line of credit with its custodian bank. Berwyn Cornerstone Fund has an uncommitted $950,000 senior secured line of credit with its custodian bank. Borrowings under these arrangements bear interest at a rate per annum equal to the bank’s Prime Rate minus 0.5% at the time of borrowing. During the six months ended June 30, 2015, Berwyn Fund incurred $957 of borrowing costs. Berwyn Income Fund and Berwyn Cornerstone Fund did not borrow under their respective lines of credit during the six months ended June 30, 2015. As of June 30, 2015, Berwyn Fund had no outstanding borrowings. The average outstanding borrowings and average interest rate on days with borrowings by Berwyn Fund during the six months ended June 30, 2015 were $68,199 and 2.83%, respectively.

8. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE BERWYN FUNDS
 ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2015 – June 30, 2015).

The table below illustrates the Funds’ ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds’ actual returns, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE BERWYN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Net Expense Ratio(a)	Expenses Paid During Period(b)
Berwyn Fund
Actual	$1,000.00	$984.00	1.20%	$5.90
Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.84	1.20%	$6.01

Berwyn Income Fund
Actual	$1,000.00	$989.20	0.62%	$3.06
Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.72	0.62%	$3.11

Berwyn Cornerstone Fund
Actual	$1,000.00	$922.90	1.25%	$5.96
Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	1.25%	$6.26

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, muliplied by 181/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of each Fund’s Advisory Agreement with the Advisor. The approval took place at an in-person meeting, held on February 25, 2015, at which all of the Trustees were present.

The Trustees were advised by Trust counsel of their fiduciary obligations in approving the Advisory Agreements and the Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to determine whether the Agreements continue to be in the best interests of each Fund and its shareholders. The Trustees reviewed (1) industry data comparing advisory fees and expense ratios of each Fund with those of comparable investment companies; (2) comparative investment performance information; (3) the Advisor’s revenues and costs of providing services to each Fund; and (4) information about the responsibilities and qualifications of the Advisor’s personnel. The Trustees considered various factors, among them (1) the nature and quality of the services provided by the Advisor; (2) the fees charged for those services and the Advisor’s profitability with respect to each Fund; (3) each Fund’s investment performance; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Trustees were advised by experienced counsel throughout the process.

The Trustees evaluated and discussed with the Advisor the responsibilities of the Advisor under the Advisory Agreements. The Trustees also reviewed the background, education and experience of the Advisor’s investment and operational personnel. They considered the Advisor’s decision to add another member to its Investment Committee and its hiring of another research analyst.

The Trustees considered each Fund’s historical performance as compared to various indices and averages. The Trustees reviewed information that summarized the performance of each Fund over various periods, and compared such performance to returns of the relevant benchmark indices and similarly situated funds. The Trustees considered the Advisor’s explanation for the recent underperformance of the Berwyn Fund and Berwyn Cornerstone Fund. Based upon their review, the Trustees found that the investment performance of each Fund has been acceptable.

In reviewing the fees payable under the Advisory Agreements, the Trustees reviewed the advisory fees paid by the Funds and compared such fees to the advisory fees of similar mutual funds. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Funds shareholders, including any fee waivers by the Advisor. In evaluating each Fund’s advisory fees, the Trustees took into account the quality of the investment management of such Fund. The Trustees reviewed and discussed the comparative expense information, which provided average expense ratios and average advisory fee ratios for other similarly situated mutual funds included

THE BERWYN FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

in the Morningstar database, categorized by investment style, as it relates to each Fund. The Trustees found that each Fund’s advisory fee was higher than the average advisory fees for their respective categories. The Trustees discussed the breakpoints added to the Berwyn Fund’s and the Berwyn Income Fund’s respective fee schedules in May of 2013 and the permanent reduction in the advisory fee for Cornerstone Fund from 1.00% per annum to 0.85% per annum in July of 2010. In addition, these analyses and comparisons, which included all classes and those classes considered to be no-load classes (including and excluding index funds) of shares for funds in the respective Morningstar categories, showed that when compared to all classes, the Funds overall expense ratios (after fee waivers for Berwyn Cornerstone Fund) were fairly comparable or below the averages for their respective Morningstar categories. The Trustees discussed Morningstar’s expense ratio ratings, noting that the Berwyn Fund, the Berwyn Income Fund and the Berwyn Cornerstone Fund’s expense ratios were classified as “Average”, “Low” and “High”, respectively. The Trustees noted that Berwyn Fund’s expense ratio was higher than the average expense ratio when compared to exclusively no-load classes (including and excluding index funds) but was lower when compared to all classes of shares for its respective category. The Trustees further noted that the Income Fund’s expense ratio was lower than the average expense ratio when compared to exclusively no-load classes (including and excluding index funds) and all classes of shares for its category. The Trustees noted that the Cornerstone Fund’s expense ratio was higher than the average expense ratio when compared to exclusively no-load classes (including and excluding index funds) and all classes of shares for its category. The Trustees discussed the differences between the averages for all classes of a category versus the averages for only no-load classes (including and excluding index funds) of a category. The Trustees concluded that the advisory fees for each Fund appear to be within an acceptable range for similarly situated funds.

The Trustees discussed economies of scale as it relates to the Funds, noting that based on the Berwyn Cornerstone Fund’s current asset levels it would not be relevant to consider the extent to which economies of scale are being realized and that it is not necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedule for Berwyn Cornerstone Fund. The Trustees discussed economies of scales as it relates to the Berwyn Fund and the Berwyn Income Fund, noting that the Advisor agreed in May of 2013 to add breakpoints to each Fund’s fee schedule. They discussed the impact adding fee breakpoint structures had on the Berwyn Fund and the Berwyn Income Fund’s overall competitive positioning within their respective peer groups. The Trustees concluded that the fee breakpoint schedules are beneficial to shareholders and should contribute to future economies of scale.

THE BERWYN FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

The Trustees reviewed the 2014 fees paid by the Advisor to financial intermediaries on behalf of each of the Funds. The Trustees discussed the fees paid by the Advisor and the services received by shareholders investing through the various platforms. The Trustees also discussed their decision to approve a reasonable allocation of these fees between the Advisor and the respective Funds.

The Trustees also reviewed the Advisor’s analysis of its profitability from fees received under the Advisory Agreements and the Advisor’s audited financial statements for its fiscal year ended August 31, 2014. The Independent Trustees concluded that the Advisor’s profitability was reasonable in consideration of the services provided to the Funds. They further concluded that the Advisor possesses the resources necessary to serve as investment adviser to the Funds and, based upon their review of the financial statements provided by the Advisor, the Advisor is sufficiently capitalized to remain economically viable to serve as investment adviser.

In approving the Advisory Agreements, the Independent Trustees reached the following conclusions: (1) the Advisor has the financial resources and personnel to provide quality advisory services; (2) the Funds have benefited from the professionalism and ethics of the Advisor; (3) the advisory fees are fair and reasonable and the total expenses of each Fund are reasonable; (4) the profitability of the Advisor is reasonable in relation to the services provided; and (5) the continuance of the Advisory Agreement on behalf of each Fund is in the best interests of its shareholders.

No single factor was considered in isolation or was determinative to the decision of the Trustees to approve continuance of the Advisory Agreements. Rather, the Trustees concluded, in light of an assessment of all factors considered, that it would be in the best interests of each Fund and its shareholders to continue the Advisory Agreements for an additional annual term.

The Berwyn Funds

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

Shareholder Services
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707 Cincinnati, Ohio 45246-0707
1 (800) 992-6757
www.theberwynfunds.com

Item 2. Code of Ethics.

Not required

Item 3. Audit Committee Financial Expert.

Not required

Item 4. Principal Accountant Fees and Services.

Not required

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Berwyn Funds

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	August 28, 2015

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	August 28, 2015

* Print the name and title of each signing officer under his or her signature.